Exhibit 4.03

SUPPLEMENTAL INDENTURE

(Dated as of August 1, 2005)

PUBLIC SERVICE COMPANY OF COLORADO

TO

U.S. BANK TRUST NATIONAL ASSOCIATION,

As Trustee

Creating an Issue of First Mortgage Bonds,

Collateral Series P

(Supplemental to Indenture dated as of December 1, 1939, as amended)

SUPPLEMENTAL INDENTURE, dated as of August 1, 2005, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (the “Company”), party of the first part, and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), a national banking association, as successor trustee (the “Trustee”) to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), party of the second part.

WHEREAS, the Company heretofore executed and delivered to the Trustee its Indenture, dated as of December 1, 1939 (the “Principal Indenture”), to secure its First Mortgage Bonds from time to time issued thereunder; and

WHEREAS, the Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for certain purposes, including the creation of series of bonds, the subjection to the lien of the Principal Indenture of property acquired after the execution and delivery thereof, the amendment of certain provisions of the Principal Indenture and the appointment of the successor Trustee; and

WHEREAS, the Principal Indenture as supplemented and amended by all Supplemental Indentures heretofore executed by the Company and the Trustee is hereinafter referred to as the “Indenture”, and, unless the context requires otherwise, references herein to Articles and Sections of the Indenture shall be to Articles and Sections of the Principal Indenture as so amended; and

WHEREAS, the Company proposes to create a new series of First Mortgage Bonds to be designated as First Mortgage Bonds, Collateral Series P (the “Collateral Series P Bonds”), to be issued and delivered to the trustee under the 1993 Mortgage (as hereinafter defined) as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities, all as hereinafter provided, and to vary in certain respects the covenants and provisions contained in Article V of the Indenture, to the extent that such covenants and provisions apply to the Collateral Series P Bonds; and

WHEREAS, the Company, pursuant to the provisions of the Indenture, has, by appropriate corporate action, duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Collateral Series P Bonds and of specifying the form, provisions and particulars thereof, as in the Indenture provided or permitted and of giving to the Collateral Series P Bonds the protection and security of the Indenture; and

WHEREAS, the Company represents that all acts and proceedings required by law and by the charter and by-laws of the Company, including all action requisite on the part of its shareholders, directors and officers, necessary to make the Collateral Series P Bonds, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Principal Indenture and all indentures supplemental thereto, including this Supplemental Indenture, valid, binding and legal instruments for the security of the bonds of all series, including the Collateral Series P Bonds, in accordance with the terms of such bonds and such instruments, have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

That Public Service Company of Colorado, the Company named in the Indenture, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in pursuance of the direction and authority of the Board of Directors of the Company given at a meeting thereof duly called and held, and in order to create the Collateral Series P Bonds and to specify the form, terms and provisions thereof, and to make definite and certain the lien of the Indenture upon the premises hereinafter described and to subject said premises directly to the lien of the Indenture, and to secure the payment of the principal of and premium, if any, and interest, if any, on all bonds from time to time outstanding under the Indenture, including the Collateral Series P Bonds, according to the terms of said bonds, and to secure the performance and observance of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed unto U.S. Bank Trust National Association, as Trustee, and its successor or successors in the trust and its and their assigns forever, the property described in Schedule B hereto (which is described in such manner as to fall within and under the headings or parts or classifications set forth in the Granting Clauses of the Principal Indenture);

TO HAVE AND TO HOLD all and singular the properties, rights, privileges and franchises described in the Principal Indenture, in the several Supplemental Indentures hereinabove referred to and in this Supplemental Indenture and owned by the Company on the date of the execution and delivery hereof (other than property of a character expressly excepted from the lien of the Indenture as therein set forth) unto the Trustee and its successor or successors and assigns forever;

SUBJECT, HOWEVER, to permitted encumbrances as defined in the Indenture;

IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Indenture, including the Collateral Series P Bonds, without preference, priority or distinction as to lien (except as any sinking, amortization, improvement or other fund established in accordance with the provisions of the Indenture or any indenture supplemental thereto may afford additional security for the bonds of any particular series) of any of said bonds over any others thereof by reason of series, priority in the time of the issue or negotiation thereof, or otherwise howsoever, except as provided in Section 2 of Article IV of the Indenture.

ARTICLE ONE

CREATION AND DESCRIPTION OF THE COLLATERAL SERIES P BONDS

SECTION 1.  A new series of bonds to be issued under and secured by the Indenture is hereby created, the bonds of such new series to be designated First Mortgage Bonds, Collateral Series P.   The Collateral Series P Bonds shall be limited to an aggregate principal amount of One Hundred Twenty-Nine Million Five Hundred Thousand Dollars ($129,500,000), excluding any Collateral Series P Bonds which may be authenticated and exchanged for or in lieu of or in substitution for or on transfer of other Collateral Series P Bonds pursuant to any provisions of the Indenture.  The Collateral Series P Bonds shall mature on September 1, 2017.  The Collateral Series P Bonds shall not bear interest.

The principal of each Collateral Series P Bond shall be payable, upon presentation thereof, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee (as hereinafter defined) is located, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

The Collateral Series P Bonds shall be issued and delivered by the Company to U.S. Bank Trust National Association, as successor trustee under the Indenture, dated as of October 1, 1993, as supplemented (the “1993 Mortgage”), of the Company to such successor trustee (the “1993 Mortgage Trustee”), as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities designated as First Collateral Trust Bonds, Series No. 16 (MBIA Collateral Bonds) (the “1993 Mortgage Securities”).  As provided in the 1993 Mortgage, the Collateral Series P Bonds will be registered in the name of the 1993 Mortgage Trustee or its nominee and will be owned and held by the 1993 Mortgage Trustee, subject to the provisions of the 1993 Mortgage, for the benefit of the holders of all securities from time to time outstanding under the 1993 Mortgage, and the Company shall have no interest therein.

Any payment or deemed payment by the Company under the 1993 Mortgage of the principal of the 1993 Mortgage Securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of Collateral Series P Bonds (other than by the application of the proceeds of a payment in respect of such Collateral Series P Bonds) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of such Collateral Series P Bonds which is then due.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Collateral Series P Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1993 Mortgage Trustee, signed by an authorized officer thereof, stating that the principal of specified Collateral Series P Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment.

Each Collateral Series P Bond shall be dated as of the date of its authentication.

The Collateral Series P Bonds shall be issued as fully registered bonds only, in denominations of $1,000 and multiples thereof.

The Collateral Series P Bonds shall be registerable and exchangeable at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in the manner and upon the terms set forth in Section 5 of Article II of the Indenture; provided, however, that the Collateral Series P Bonds shall not be transferrable except to a successor trustee under the 1993 Mortgage.  No service charge shall be made for any exchange or transfer of any Collateral Series P Bond.

SECTION 2.  The text of the Collateral Series P Bonds shall be substantially in the form attached hereto as Exhibit A.

SECTION 3.  The Collateral Series P Bonds may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.

ARTICLE TWO

REDEMPTION OF THE COLLATERAL SERIES P BONDS

SECTION 1.  Each Collateral Series P Bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

SECTION 2.  In the event that any 1993 Mortgage Securities are to be redeemed pursuant to Section (h)(i) or (ii) of Article I of Supplemental Indenture No. 16 to the 1993 Mortgage, the Collateral Series P Bonds shall be redeemed in a principal amount equal to the principal amount of the 1993 Mortgage Securities to be redeemed and on the date fixed for redemption of the 1993 Mortgage Securities.

SECTION 3.  The provisions of Sections 3, 4, 5, 6 and 7 of Article V of the Indenture shall be applicable to the Collateral Series P Bonds, except that (a) no publication of notice of redemption of the Collateral Series P Bonds shall be required and (b) if less than all the Collateral Series P Bonds are to be redeemed, the Collateral Series P Bonds to be redeemed shall be selected in the principal amounts designated to the Trustee by the Company, and except as such provisions may otherwise be inconsistent with the provisions of this Article Two.

SECTION 4.  The holder of each and every Collateral Series P Bond hereby agrees to accept payment thereof prior to maturity on the terms and conditions provided for in this Article Two.

ARTICLE THREE

ACKNOWLEDGMENT OF RIGHT TO VOTE
OR CONSENT WITH RESPECT TO
CERTAIN AMENDMENTS TO INDENTURE

The Company hereby acknowledges the right of the holders of the Collateral Series P Bonds to vote or consent with respect to any or all of the modifications to the Indenture referred to in Article Three of the Supplemental Indenture, dated as of March 1, 1980, irrespective of the fact that the Bonds of the Second 1987 Series are no longer outstanding; provided, however, that such acknowledgment shall not impair (a) the right of the Company to make such modifications without the consent or other action of the holders of the Bonds of the 2020 Series or the bonds of any other series subsequently created under the Indenture with respect to which the Company has expressly reserved such right or (b) the right of the Company to reserve the right to make such modifications without the consent or other action of the holders of bonds of one or more, or any or all, series created subsequent to the creation of the Collateral Series P Bonds.

ARTICLE FOUR

THE TRUSTEE

The Trustee accepts the trusts created by this Supplemental Indenture upon the terms and conditions set forth in the Indenture and this Supplemental Indenture.  The recitals in this Supplemental Indenture are made by the Company only and not by the Trustee.  Each and every term and condition contained in Article XII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

ARTICLE FIVE

MISCELLANEOUS PROVISIONS

SECTION 1.  Subject to the variations contained in Article Two of this Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Principal Indenture, this Supplemental Indenture and all other indentures supplemental to the Principal Indenture shall be read, taken and construed as one and the same instrument.  Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the properties subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.

All covenants and provisions of the Indenture shall continue in full force and effect and this Supplemental Indenture shall form part of the Indenture.

SECTION 2.  If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall not be a Business Day (as defined in the 1993 Mortgage), such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Supplemental Indenture.

SECTION 3.  The terms defined in the Indenture shall, for all purposes of this Supplemental Indenture, have the meaning specified in the Indenture except as set forth in Section 4 of this Article or otherwise set forth in this Supplemental Indenture or unless the context clearly indicates some other meaning to be intended.

SECTION 4.  Any term defined in Section 303 of the Trust Indenture Act of 1939, as amended, and not otherwise defined in the Indenture shall, with respect to this Supplemental Indenture and the Collateral Series P Bonds, have the meaning assigned to such term in Section 303 as in force on the date of the execution of this Supplemental Indenture.

SECTION 5.  This Supplemental Indenture may be executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Public Service Company of Colorado, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President, an Executive Vice President, a Senior Vice President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and U.S. Bank Trust National Association, the party hereto of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and its corporate seal to be affixed by one of its Vice Presidents and attested by one of its Vice Presidents, for and in its behalf, all as of the day and year first above written.

PUBLIC SERVICE COMPANY OF
COLORADO

		By:	/S/ GEORGE E. TYSON II
		Name:	George E. Tyson II
		Title:	Vice President and Treasurer

ATTEST:	/S/ PATRICE D. BLAESER
Name:	Patrice D. Blaeser
Title:	Assistant Secretary

STATE OF MINNESOTA	)
) ss.:
CITY OF MINNEAPOLIS	)

On this 10th day of August, 2005, before me, Sharon M. Quellhorst, a duly authorized Notary Public in and for said City in the State aforesaid, personally appeared George E. Tyson II and Patrice D. Blaeser to me known to be a Vice President and Treasurer and an Assistant Secretary, respectively, of PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado, one of the corporations that executed the within and foregoing instrument; and the said Vice President and Treasurer and Assistant Secretary severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/S/ SHARON M. QUELLHORST
Name: Sharon M. Quellhorst
Notary Public, State of Minnesota
Commission Expires: January 31, 2010

U.S. BANK TRUST
NATIONAL ASSOCIATION,
as Trustee

		By:	/S/ BEVERLY A. FREENEY
			Name:	Beverly A. Freeney
			Title:	Vice President

ATTEST:	/S/ WARD SPOONER
Name:	Ward Spooner
Title:	Vice President

STATE OF NEW YORK	)
) ss.:
CITY AND COUNTY OF NEW YORK	)

On this 10th day of August, 2005 before me, Patricia V. Cowart, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared Beverly A. Freeney and Ward Spooner to me known to be Vice Presidents of U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, one of the corporations that executed the within and foregoing instrument; and the said Vice Presidents severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

/S/ PATRICIA V. COWART
Name: Patricia V. Cowart
Notary Public, State of New York
Commission Expires: September 22, 2005

EXHIBIT A

FORM OF COLLATERAL SERIES P BOND

This bond is not transferable except to a successor trustee under the Indenture, dated as of October 1, 1993, as supplemented, between Public Service Company of Colorado and U.S. Bank Trust National Association (formerly First Trust of New York, National Association), as successor trustee thereunder.

PUBLIC SERVICE COMPANY OF COLORADO

FIRST MORTGAGE BOND,

Collateral Series P

DUE September 1, 2017

REGISTERED	REGISTERED

No. 1	$129,500,000

FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), promises to pay to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor trustee (the “1993 Mortgage Trustee”) under the Indenture, dated as of October 1, 1993 (the “1993 Mortgage”), of the Company, or registered assigns, One Hundred Twenty-Nine Million Five Hundred Thousand Dollars on September 1, 2017, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located.  This bond shall not bear interest.  The principal of this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

Any payment or deemed payment by the Company under the 1993 Mortgage of the principal of securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of this bond (the “1993 Mortgage Securities”) (other than by the application of the proceeds of a payment in respect of this bond) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of this bond which is then due.

This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain indenture, dated as of December 1, 1939, made by the Company to U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), as successor trustee (hereinafter called the “Trustee”) to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), as amended and supplemented by several indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 2005 (said Indenture as amended and supplemented by said indentures supplemental thereto being hereinafter called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds, under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all indentures supplemental thereto in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents.  To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of this bond or reduce the principal amount hereof or effect any other modification of the terms of payment of such principal or will reduce the percentage of bonds required for the aforesaid actions under the Indenture.  The Company has reserved the right to amend the Indenture without any consent or other action by holders of any series of bonds created after October 31, 1975 (including this series) so as to change 75% in the foregoing sentence to 60% and to change certain procedures relating to bondholders’ meetings.  This bond is one of a series of bonds designated as the First Mortgage Bonds, Collateral Series P, of the Company.

This bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

In the event that any or all of the 1993 Mortgage Securities are redeemed pursuant to Section (h)(i) or (ii) of Article I of Supplemental Indenture No. 16 to the 1993 Mortgage, this bond shall be redeemed in a principal amount equal to the principal amount of the 1993 Mortgage Securities to be redeemed and on the date fixed for redemption of the 1993 Mortgage Securities.

The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an event of default as therein provided.

This bond is not transferable except to a successor trustee under the 1993 Mortgage, any such transfer to be made at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, upon surrender and cancellation of this bond, and thereupon a new bond of this series of a like principal amount will be issued to the transferee in exchange therefor, as provided in the Indenture.  The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.  This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series of the same aggregate principal amount, all as provided in the Indenture.  No service charge shall be made to any holder of any bond of this series for any exchange or transfer of bonds.

No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, shareholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the shareholders), any and all such liability of incorporators, shareholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by U.S. Bank Trust National Association, or its successor, as Trustee under the Indenture.

IN WITNESS WHEREOF, Public Service Company of Colorado has caused this bond to be signed in its name by a Vice President and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.

Dated:		PUBLIC SERVICE COMPANY OF
COLORADO

By:
Vice President and Treasurer

ATTEST:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the securities of the series designated therein referred to in the within-mentioned Supplemental Indenture.

Dated:	U.S. BANK TRUST
NATIONAL ASSOCIATION,
AS TRUSTEE

By:
Authorized Officer

SCHEDULE A

SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
March 14, 1941	None	—	—
May 14, 1941	None	—	—
April 28, 1942	None	—	—
April 14, 1943	None	—	—
April 27, 1944	None	—	—
April 18, 1945	None	—	—
April 23, 1946	None	—	—
April 9, 1947	None	—	—
June 1, 1947*	2-7/8% Series due 1977	$40,000,000	None
April 1, 1948	None	—	—
May 20, 1948	None	—	—
October 1, 1948	3-1/8% Series due 1978	10,000,000	None
April 20, 1949	None	—	—
April 24, 1950	None	—	—
April 18, 1951	None	—	—
October 1, 1951	3-1/4% Series due 1981	15,000,000	None
April 21, 1952	None	—	—
December 1, 1952	None	—	—
April 15, 1953	None	—	—
April 19, 1954	None	—	—
October 1, 1954*	3-1/8% Series due 1984	20,000,000	None
April 18, 1955	None	—	—
April 24, 1956	None	—	—
May 1, 1957*	4-3/8% Series due 1987	30,000,000	None
April 10, 1958	None	—	—
May 1, 1959	4-5/8% Series due 1989	20,000,000	None
April 18, 1960	None	—	—
April 19, 1961	None	—	—
October 1, 1961	4-1/2% Series due 1991	30,000,000	None
March 1, 1962	4-5/8% Series due 1992	8,800,000	None
June 1, 1964	4-1/2% Series due 1994	35,000,000	None
May 1, 1966	5-3/8% Series due 1996	35,000,000	None
July 1, 1967*	5-7/8% Series due 1997	35,000,000	None
July 1, 1968*	6-3/4% Series due 1998	25,000,000	None
April 25, 1969	None	—	—

A-1

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued		Principal Amount Outstanding
April 21, 1970	None	—		—
September 1, 1970	8-3/4% Series due 2000	35,000,000		None
February 1, 1971	7-1/4% Series due 2001	40,000,000		None
August 1, 1972	7-1/2% Series due 2002	50,000,000		None
June 1, 1973	7-5/8% Series due 2003	50,000,000		None
March 1, 1974	Pollution Control Series A	24,000,000		None
December 1, 1974	Pollution Control Series B	50,000,000		None
October 1, 1975	9-3/8% Series due 2005	50,000,000		None
April 28, 1976	None	—		—
April 28, 1977	None	—		—
November 1, 1977*	8-1/4% Series due 2007	50,000,000		None
April 28, 1978	None	—		—
October 1, 1978	9-1/4% Series due 2008	50,000,000		None
October 1, 1979*	Pollution Control Series C	50,000,000		None
March 1, 1980*	15% Series due 1987	50,000,000		None
April 28, 1981	None	—		—
November 1, 1981*	Pollution Control Series D	27,380,000		None
December 1, 1981*	16-1/4% Series due 2011	50,000,000		None
April 29, 1982	None	—		—
May 1, 1983*	Pollution Control Series E	42,000,000		None
April 30, 1984	None	—		—
March 1, 1985*	13% Series due 2015	50,000,000		None
November 1, 1986*	Pollution Control Series F	27,250,000		None
May 1, 1987*	8.95% Series due 1992	75,000,000		None
July 1, 1990*	9-7/8% Series due 2020	75,000,000		None
December 1, 1990*	Secured Medium-Term Notes, Series A	191,500,000	**	None
March 1, 1992*	8-1/8% Series due 2004 and	100,000,000		None
	8-3/4% Series due 2022	150,000,000		None
April 1, 1993*	Pollution Control Series G	79,500,000		79,500,000
June 1, 1993*	Pollution Control Series H	50,000,000		50,000,000
November 1, 1993*	Collateral Series A	134,500,000		134,500,000
January 1, 1994*	Collateral Series B due 2001 and	102,667,000		None
	Collateral Series B due 2024	110,000,000		None
September 2, 1994	None	—		—
(Appointment of Successor Trustee)
May 1, 1996	Collateral Series C	125,000,000		125,000,000

A-2

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
November 1, 1996	Collateral Series D	250,000,000	100,000,000
February 1, 1997	Collateral Series E	150,000,000	None
April 1, 1998	Collateral Series F	250,000,000	None
August 15, 2002	Collateral Series G	48,750,000	48,750,000
September 1, 2002	Collateral Series H	600,000,000	None
September 15, 2002	Collateral Series I	530,000,000	None
April 1, 2003	Collateral Series J	600,000,000	600,000,000
March 1, 2003	Collateral Series K	250,000,000	None
September 15, 2003	Collateral Series L	250,000,000	250,000,000
May 1, 2003	Collateral Series M	350,000,000	None
September 1, 2003	Collateral Series N	300,000,000	300,000,000
September 1, 2003	Collateral Series O	275,000,000	275,000,000

* Contains amendatory provisions

** $200,000,000 authorized

A-3

SCHEDULE B

DESCRIPTION OF PROPERTY

The following properties are situated in the State of Colorado and the counties thereof:

Part First – Plants

Mesa County

Cameo Power Plant – Additional Land – The Powderhorn Tract

PARCEL A:

Township 10 South, Range 98 West of the 6th P.M.:

Section 33:

S1/2 SW1/4;

E1/2 EXCEPT the North 660 feet thereof as conveyed in instrument recorded August 3, 1994 in Book 2090 at Page 243.

(2709-334-00-074 – Book 1350 at Page 544, and Book 3095 at Page 106)

Section 34:

S1/2NW1/4 lying West of the West boundary line of that parcel conveyed in instrument recorded June 19, 1980 in Book 1262 at Page 582 and re-recorded November 28, 1980 in Book 1286 at Page 655, said West boundary line being described as follows:

Beginning at a point on the South line of the S1/2 of said NW1/4 which is located S 89º54’35”E 1301.50 feet from the W1/4 corner of said Section 34;

Thence along a cliff North 41º08’ West 479.52 feet to the Grand Valley Highline Canal right of way;

Thence along said Canal right of way North 56º48’East 71.65 feet;

Thence North 33º12’ West 365.00 feet;

Thence North 23º44’ West 395.00 feet;

Thence North 21º16’ East 196.45 feet to the Southerly railroad spur right of way;

Thence North 73º04’30” East 252.17 feet along said railroad right of way to the North line of said S1/2NW1/4.

EXCEPT all that portion as conveyed in instrument recorded June 19, 1980 in Book 1262 at Page 582 and re-recorded November 28, 1980 in Book 1286 at Page 655 being more particularly described as follows:

Commencing at a point being a chiseled cross on the East face of the concrete mine portal entrance from whence the NW corner of Section 34, Township 10 South, Range 98 West as now located bears N49º20’ West 1145.0 feet;

Thence North 37º32’ West 15 feet along the center line of the Mine tract;

Thence South 52º28’ West 560.0 feet;

Thence on an angle to the right of 89º02’ for a distance of 216.66 feet to the true point of beginning;

Thence on an angle to the left of 97º13’ for a distance of 225 feet;

Thence on an angle to the right of 90º00’ for a distance of 150 feet;

Thence on an angle to the right of 90º00’ for a distance of 225 feet;

Thence 150 feet to the point of beginning.

ALSO EXCEPT: A strip of land 100 feet in width being 50 feet wide on each side of the center line of the Spur Track as now constructed over and across the Southerly portion of NW1/4NW1/4 Section 34, Township 10 South, Range 98 West, 6th P.M.  Said Spur Track extending in a Westerly direction from the main track of Rio Grande Junction Railway Co. near Cameo Station.

NOTE: Said strip deeded to Rio Grande Junction Railway Co., in the instrument recorded May 3, 1900 in Book 46 at Page 582 but the specific location is not described. (2709-334-00-074 – Book 1350 at Page 544, and Book 3095 at Page 106)

PARCEL B:

Township 11 South, Range 98 West 6th P. M.:

Section 3:

Lots 1, 2, 3, 4, 5, 6, 7, 12 and 13: EXCEPT a strip of land 100 feet wide or 50 feet wide on each side of the center line of the survey of the Rio Grande Junction Railway Company as same is now surveyed, staked and located through, over and across Lot 1 as conveyed in Deed recorded November 5, 1889 in Book 2 at Page 218.

(2937-032-00-001 – Book 1350 at Page 544, and Book 3095 at Page 117)

Section 4:

Lots 7 and 8

(2937-032-00-001 – Book 1350 at Page 544, and Book 3095 at Page 117)

The above-described property is further described by metes and bounds survey as that certain 793.8 acre parcel of land, more or less, provided by Survey of KS Professional Surveying, Inc., Kurt R. Shepherd, Colorado Professional Land Surveyor No. 28662, dated January 22, 2003, and being more particularly described as follows:

A parcel of land located in a portion of Section 33 and 34, Township 10 South, Range 98 West, and Section 3 and 4, Township 11 South, Range 98 West, 6th Principal Meridian, Mesa County Colorado, being more particularly described as follows:

Commencing at the Southeast corner of said Section 33, which is a U.S. G.L.O. brass cap, whence the Southwest corner of Section 33, which is a U.S. G.L.O. brass cap bears North 89º51’01” West with all bearings contained herein relative thereto; this being the POINT OF BEGINNING.

Thence North 89º59’34”East 353.72 feet along the Northerly line of said Section 3 to the Northeast corner of Section 3; Thence South 00º35’49”West 59.17 feet along the Easterly line of

Section 3 to the Westerly R.O.W. line of the Union Pacific Railroad; Thence along said R.O.W. the following courses, 230.39 feet along the arc of a curve to the left having a radius of 3070.19 feet, a central angle of 04º17’58”, the chord of which bears South 20º36’51”West 230.33 feet; Thence South 18º27’52”West 639.12 feet; Thence South 89º56’22” West 52.74 feet; Thence 437.99 feet along the arc of a curve to the right having a radius of 1781.02 feet, a central angle of 14º05’25”, the chord of which bears South 25º38’35”West 436.89 feet; Thence South 32º41’18”West 560.16 feet; Thence 340.88 feet along the arc of a curve to the left having a radius of 2246.35 feet, a central angle of 08º41’40”, the chord of which bears South 28º13’23”West 340.55 feet; Thence South 23º52’33”West 162.88 feet to the Southerly line of Government Lot 8, Section 3; Thence departing from the Union Pacific Railroad R.O.W. South 89º54’41”West 1610.27 feet along the Southerly line of Government Lots 8 and 7, Section 3, to the common corner of Southwest corner Government Lot 7, Section 3, and the Northeast corner Government Lot 12, Section 3; Thence South 00º48’55”West 1314.49 feet along the Easterly line of Government Lot 12, Section 3, to the Southeast corner of Government Lot 12, Section 3; Thence South 89º52’59”West 2632.27 feet along the Southerly line of Government Lots 12 and 13, Section 3, to the Southwest corner of Government Lot 13, Section 3, and the Westerly line of Section 3; Thence North 00º41’45”East 1315.75 feet along the Westerly line of Government Lot 13, Section 3, and the Westerly line of Section 3, to the common corner of Northwest corner Government Lot 13, Section 3, and the Southeast corner Government Lot 8, Section 4, Thence North 89º46’06”West 2645.72 feet along the Southerly line of Government Lots 8 and 7, Section 4, to the Southwest corner of Government Lot 7, Section 4; Thence North 00º38’49”East 1311.45 feet along the Westerly line of Government Lot 7, Section 4, to the Northwest corner of Government Lot 7, Section 4; Thence South 89º51’40”East 2646.87 feet along the Northerly line of Government Lots 7 and 8, Section 4, to the common corner of Northeast corner Government Lot 8, Section 4, and the Southwest corner Government Lot 4, Section 3; Thence North 00º41’45”East 899.16 feet along the Westerly line of Government Lot 4, Section 3, and the Westerly line of Section 3 to the Northwest corner of Section 3, Township 11 South, Range 98 West, this point also being on the Southerly line of Section 33, Township 10 South, Range 98 West; Thence North 89º51’24”West 404.71 feet along said Southerly line of Section 33 to the Southwest corner of Section 33, Thence North 00º10’16”East 1320.41 feet along the Westerly line of the Southwest ¼ of the Southwest ¼ of Section 33 to the Northwest corner of the Southwest ¼ of the Southwest ¼ of Section 33; Thence South 89º50’42’East 1328.01 feet along the Northerly line of the Southwest ¼ of the Southwest ¼ of Section 33 to the Northwest corner of the Southeast ¼ of the Southwest ¼ of Section 33; Thence South 89º54’43” East 1330.59 feet along the Northerly line of the Southeast ¼ of the Southwest ¼ of Section 33 to the Northeast corner of the Southeast ¼ of the Southwest ¼ of Section 33; Thence North 00º01’01”West 1321.90 feet along the Westerly line of the Southeast ¼ of Section 33 to the Northwest corner of the Southeast ¼ of Section 33; Thence North 00º02’14”West 1985.41 feet along the Westerly line of the Northeast ¼ of Section 33; Thence North 89º55’50”East 2649.11 feet to the Easterly line of Section 33; Thence South 00º13’02’East 663.48 feet along the Easterly line of Section 33 to the Northwest corner of the South ½ of the Northwest ¼ of Section 34, Township 10 South, Range 98 West; Thence South 89º55’53”East 484.76 feet along the Northerly line of the South ½ of the Northwest ¼ of Section 34; Thence departing from said Northerly line of the South ½ of the Northwest ¼ of Section 34 South 43º09’20”West 101.06 feet; Thence South 46º50’40” East 150.00 feet; Thence North 43º09’20” East 225.00 feet; Thence North 46º50’40” West 17.50 feet to the Northerly line of the South ½ of the Northwest ¼ of Section 34; Thence South 89º55’53”

East 336.66 feet along the Northerly line of the South ½ of the Northwest ¼ of Section 34; Thence departing from the Northerly line of the South ½ of the Northwest ¼ of Section 34 South 73º02’25”West 247.77 feet; Thence South 21º13’55”West 196.45 feet; Thence South 23º16’05”East 395.00 feet; Thence South 33º14’05”East 365.00 feet; Thence South 56º45’55” West 71.65 feet; Thence South 41º10’05”East 479.52 feet to the Southerly line of the South ½ of the Northwest ¼ of Section 34; Thence North 89º56’40”West 1301.50 along the Southerly line of the South ½ of the Northwest ¼ of Section 34 to the Northeast corner of the Southeast ¼ of Section 33; Thence South 00º09’26”East 2651.99 feet along the Easterly line of the Southeast ¼ of Section 33 to the POINT OF BEGINNING.

Containing approximately 793.8 acres.

Morgan County

Pawnee Power Plant – Additional Land - Kauk Tract

A parcel of land in the NE1/4 of Section 30, Township 4 North, Range 56 West of the 6th P.M., Morgan County, Colorado, said parcel being more particularly described as follows:  Commencing at the Southeast corner of said NE1/4 of Section 30; thence N1º21’25”E along the East line of said Section 30 a distance of 389.56 feet to the true point of beginning; thence S69º01’25”W a distance of 275.12 feet; thence S76º50’45”W a distance of 613.35 feet; thence N89º13’10”W a distance of 791.36 feet; thence N87º12’55”W a distance of 421.76 feet; thence N86º46’00”W a distance of 562.68 feet to a point on the west line of said NE1/4 of Section 30; thence N1º34’20”E along the West line of said NE1/4 of Section 30 a distance of 216.70 feet to a point on a parcel of land described in Book 787 at page 526 of the Morgan County records; thence N48º30’00”E along the Southerly line of said parcel of land described in Book 787 at page 526 a distance of 655.00 feet; thence N78º30’00”E along the Southerly line of said parcel of land described in Book 787 at page 526 a distance of 980.00 feet; thence N63º35’20”E along the Southerly line of said parcel of land described in Book 787 at page 526 a distance of 1341.75 feet to a point on the east line of said Section 30; thence S1º21’25”W along the East line of said Section 30 a distance of 1268.14 feet to the point of beginning, according to survey by Leibert McAtte and Associates dated December 13, 2004.

Part Second – Substations

Adams County

1.             Chambers Substation Site

A parcel of land being a portion of Lot 2, Block 9; of Upland Park, recorded in the Adams County Clerk and Recorder’s Office in Plat Book 14 at Page 18, lying in Section 30, Township 3 South, Range 66 West of the 6th Principal Meridian, Adams County, Colorado, being more particularly described as follows:

Beginning at the Northwest Corner of Lot 1, Block 1, DHL Subdivision Filing No. 1, as recorded at Reception No. C0274678, Adams County Clerk and Recorder’s Office, whence the northeast corner of said Lot 2 bears South 88 Degrees, 53 Minutes 55 Seconds East and distance of 252.51 feet;

Thence South 01 Degrees 05 Minutes 25 Seconds West along the westerly line of said DHL Subdivision, Filing No. 1, a distance of 520.98 feet;

Thence North 70 Degrees 46 Minutes 16 Seconds West along the northerly line of the Union Pacific Railroad Main Line Line Right Of Way as shown on said Upland Park Plat, a distance of 339.42 feet;

Thence North 01 Degrees 06 Minutes 08 Seconds East, non-tangent with the following described curve, a distance of 441.88 feet;

Thence the following two (2) courses along the Northerly Line of said Lot 2, being 30.00 feet southerly of and parallel with the centerline of East Moncrieff Place:

1)             Along the arc of a curve to the left, having a central angel of 18 Degrees 06 Minutes 45 Seconds, a radius of 535.05 feet, a chord bearing of South 79 Degrees 50 Minutes 32 Seconds East, a distance of 168.44 feet, and an arc distance of 169.14 feet;

2)             Thence South 88 Degrees 53 Minutes 55 Seconds East tangent with the last described curve, a distance of 156.13 feet to the point of beginning.

2.             Spruce Substation

Lots 3 and 4, Block 1, Blue Spruce Energy Center Subdivision Filing No. 1, City of Aurora, County of Adams, State of Colorado

Arapahoe County

Murphy Creek Substation

Lot 1, Block 1, Southlands Subdivision Filing No. 2, as shown on the plat thereof recorded November 29, 2004 at Reception No. B4205583

Garfield County

New Castle Substation

Parcel A:

A tract of land situated in the NW1/4SE1/4 Section 31, Township 5 South, Range 90 West of the Sixth Principal Meridian lying south of the South Line of the Colorado River and north of the North Right of Way Line of County Road No. 335, Town of New Castle, County of Garfield, State of Colorado, said tract of land being more particularly described as follows:

Beginning at the intersection of the North Right of Way of said County Road No. 335 and the West Line of said NW1/4SE1/4 from which the center of said Section 31 Bears N. 01 Degrees 33’ 18” W. a distance of 965.50 feet;

Then along said West Line N. 01 Degrees 33’ 18” W. a distance of 114.11 feet to the southerly line of the Colorado River;

Then departing said West Line and along said South Line the following two courses:

1)             N. 81 Degrees 40’ 00” E. a distance of 336.73 feet;

2)             N. 76 Degrees 53’ 00” E. a distance of 580.91 feet;

Then departing said southerly line S. 02 Degrees 24’ 56” E. a distance of 296.38 feet to the North Right of Way Line of said County Road;

Then along said North Right of Way the following three courses:

1)             S. 88 Degrees 30’ 42” W. a distance of 541.11 feet;

2)             N. 86 Degrees 43’ 18” W. a distance of 301.00 feet;

3)             S. 88 Degrees 30’ 42” W. a distance of 66.90 feet to the point of beginning.

Parcel B:

A tract of land in the NW1/4SE1/4 (Lot 5) Section 31, Township 5 S., Range 90 West of the Sixth Principal Meridian, lying southerly of the Colorado River and Northerly of the Right of Way as conveyed to the Department of Highways, State of Colorado by Document No. 245837:

Beginning at a point 326 feet more or less, westerly of the intersection of the northerly Right of Way Line of said Right of Way and the East Line of Lot 5; thence northerly to the southerly line of the Colorado River; thence westerly 100 feet, more or less along the southerly line of the Colorado River; thence southerly to the northerly line of said Right of Way; thence easterly along the northerly line of said Right of Way to the point of beginning.

Routt County

Foidel Creek Substation – Twenty Mile Coal Tract

Parcel A:

A parcel of land located in Section 21, Township 5 North, Range 86 West of the Sixth Principal Meridian, County of Routt, State of Colorado, more particularly described as follows:

Commencing at the south quarter corner of said Section 21 whence the southwest corner of said Section 21 bears North 88 Degrees 55 Minutes 33 Seconds West a distance of 2634.46 feet;

Thence North 24 Degrees 20 Minutes 44 Seconds West a distance of 407.41 feet to the point of beginning;

Thence North 46 Degrees 59 Minutes 09 Seconds West a distance of 539.86 feet;

Thence North 43 Degrees 01 Minutes 12 Seconds East a distance of 419.95 feet;

Thence South 47 Degrees 01 Minutes 22 Seconds East a distance of 517.84 feet;

Thence South 40 Degrees 30 Minutes 19 Seconds West a distance of 385.59 feet;

Thence South 34 Degrees 44 Minutes 31 Seconds West a distance of 35.43 feet to the point of beginning.

Note: Parcel A above, is now depicted as Parcel A, Foidel Creek Switching Substation Subdivision Exemption, according to the plat thereof filed July 28, 2004 at File No. 13388 and Reception No. 605443.

Parcel B:

A perpetual non-exclusive right-of-way and easement for the construction, maintenance and use of utility transmission and distribution lines and pedestrian and vehicular ingress and egress roadway purposes being a strip of land 25.00 feet wide, 12.50 feet on each side of the following described centerline, located in Sections 21 and 28, all in Township 5 North, Range 86 West of the Sixth Principal Meridian, County of Routt, State of Colorado, more particularly described as follows:

Commencing at the south quarter corner of said Section 21 whence the southwest corner of said Section 21 bears North 88 Degrees 55 Minutes 33 Seconds West a distance of 2634.46 feet;

Thence South 41 Degrees 12 Minutes 53 Seconds West a distance of 254.22 feet to the point of beginning;

Thence along the centerline of an existing dirt access road the following five (5) courses:

1)             Thence North 47 Degrees 39 Minutes 38 Seconds West tangent with the following described curve a distance of 104.52 feet;

2)             Thence northwesterly along the arc of a curve to the right having a central angle of 59 Degrees 51 Minutes 07 Seconds, a radius of 100.00 feet, a chord bearing North 17 Degrees 44 Minutes 04 Seconds West a distance of 99.78 feet, and an arc distance of 104.46 feet;

3)             Thence North 12 Degrees 11 Minutes 29 Seconds East tangent with the last and following described curves a distance of 229.48 feet;

4)             Thence northeasterly along the arc of a curve to the right having a central angle of 23 Degrees 47 Minutes 04 Seconds, a radius of 250.00 feet, a chord bearing of North 24 Degrees 05 Minutes 01 Seconds East a distance of 103.04 feet, and an arc distance of 103.78 feet;

5)             Thence North 35 Degrees 58 Minutes 33 Seconds East tangent with the last and following described curves a distance of 104.69 feet;

Thence northwesterly along the arc of a curve to the left having a central angle of 85 Degrees 28 Minutes 15 Seconds, a radius of 20.00 feet, a chord bearing North 06 Degrees 45 Minutes 34 Seconds West a distance of 27.14 feet, and an arc distance of 29.83 feet;

Thence North 49 Degrees 29 Minutes 41 Seconds West tangent with the last described curve a distance of 13.72 feet to the point of termination whence said south quarter corner of Section 21 bears South 18 Degrees 18 Minutes 59 Seconds East a distance of 435.21 feet.

Except any portion of the above description lying within Routt County Road 33.

Parcel C:

A permanent non-exclusive easement for the sole purpose of constructing, maintaining, using and removing an earthen slope upon the following described tract of land:  A parcel of land located in Section 21, Township 5 North, Range 86 West of the Sixth Principal Meridian, County of Routt, State of Colorado, more particularly described as follows:

Commencing at the south quarter corner of said Section 21 whence the southwest corner of said Section 21 bears North 88 Degrees 55 Minutes 33 Seconds West a distance of 2634.46 feet;

Thence North 24 Degrees 20 Minutes 44 Seconds West a distance of 407.41 feet to the point of beginning.

Thence North 34 Degrees 44 Minutes 31 Seconds East a distance of 35.43 feet;

Thence North 40 Degrees 30 Minutes 19 Seconds East a distance of 86.77 feet;

Thence South 10 Degrees 24 Minutes 31 Seconds East a distance of 27.74 feet;

Thence South 36 Degrees 01 Minutes 50 Seconds West a distance of 112.09 feet;

Thence North 58 Degrees 09 Minutes 06 Seconds West a distance of 201.87 feet;

Thence North 43 Degrees 09 Minutes 31 Seconds West a distance of 316.24 feet;

Thence North 03 Degrees 12 Minutes 11 Seconds West a distance of 34.72 feet;

Thence South 46 Degrees 59 Minutes 09 Seconds East a distance of 511.64 feet to the point of beginning.

Parcel D:

A permanent non-exclusive easement for the sole purpose of constructing, maintaining, using and removing an earthen slope upon the following described tract of land:  A parcel of land located in Section 21, Township 5 North, Range 86 West of the Sixth Principal Meridian, County of Routt, State of Colorado, more particularly described as follows:

Commencing at the south quarter corner of said Section 21 whence the southwest corner of said Section 21 bears North 88 Degrees 55 Minutes 33 Seconds West a distance of 2634.46 feet;

Thence North 27 Degrees 09 Minutes 49 Seconds West a distance of 973.53 feet to the point of beginning;

Thence North 34 Degrees 30 Minutes 17 Seconds East a distance of 172.47 feet;

Thence North 88 Degrees 25 Minutes 08 Seconds East a distance of 35.87 feet;

Thence South 43 Degrees 01 Minutes 12 Seconds West a distance of 195.75 feet to the point of beginning.

Parcel E: (TWENTYMILE 1)

A non-exclusive perpetual easement for the transmission, distribution of or both, of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations on, over, under and across a parcel of land being 75.00 feet in width, being 25.00 feet northeasterly and 50.00 feet southwesterly of the following described centerline located in the southeast one-quarter of the southwest one-quarter and the southwest one-quarter of the southeast one-quarter of Section 17, Township 5 North, Range 86  West of the 6th Principal Meridian, County of Routt, State of Colorado and more particularly described as follows:

Commencing at the northwest corner of Section 18, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the southeast corner of Section 13, Township 5 North, Range 87 West of the 6th Principal Meridian bears South 00 Degrees 00 Minutes 57 Seconds West 4935.76 feet, thence South 57 Degrees 46 Minutes 40 Seconds East, a distance of 7,787.70 feet to the true point of beginning;

Thence South 47 degrees 01 Minutes 22 Seconds East along said centerline 25.00 feet southwesterly of and parallel with the southwesterly side of an easement described in Book 376 at Page 550 of the Routt County Clerk and Recorder’s Office a distance of 1955.11 feet to the point of termination, whence the said southeast corner of Section 13 bears North 86 Degrees 04 Minutes 50 Seconds West 8,038.84 feet.

Sidelines are shortened or lengthened to terminate at the north line of the said southeast one-quarter of the southwest one-quarter of Section 17 and the south line of the said southwest one-quarter of the southeast one-quarter of Section 17.

Parcel F: (TWENTYMILE 2A)

A non-exclusive perpetual easement for the transmission, distribution, or both, of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations on, over, under and across a parcel of land being the following widths on each side of the following described centerline located in the southwest one-quarter of the northwest one-quarter and the southwest one-quarter of Section 21, Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the northwest corner of Section 18, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the southeast corner of Section 13, Township 5 North, Range 87 West of the 6th Principal Meridian bears South 00 Degrees 00 Minutes 57 Seconds West 4,939.76 feet, thence South 53 Degrees 30 Minutes 32 Seconds East a distance of 12,864.88 feet to the true point of beginning;

Thence being 75.00 feet in width, 25.00 feet on the northeasterly side and 50.00 feet on the southwesterly side of the following described centerline:

South 47 Degrees 01 Minutes 22 Seconds East along said centerline 25.00 feet southwesterly of and parallel with the southwesterly side of an easement described in Book 373 at Page 554 of the Routt County Clerk and Recorder’s Office a distance of 2,721.52 feet;

Thence being variable width, 25.00 feet on the northeasterly side and 50.00 feet to 252.32 feet on the southwesterly side of the following described centerline:

South 47 Degrees 01 Minutes 22 Seconds East along said centerline 25.00 feet southwesterly of and parallel with the southwesterly side of the easements described in Book 373 at Page 554 and in Book 373 at Page 558 of the Routt County Clerk and Recorder’s Office a distance of 390.48 feet to the point of termination, whence the said southeast corner of Section 13 bears North 69 Degrees 01 Minutes 58 Seconds West, 13,515.83 feet.

Sidelines are shortened or lengthened to terminate at the West Line of said southwest one-quarter of the northwest one-quarter of Section 21 and at the northwesterly line of Parcel A, Foidel Creek Switching Station Minor Subdivision Exemption Plat recorded at Reception No. 605443, the Routt County Clerk and Recorder’s Office.

Parcel G: (TWENTYMILE 2B)

A non-exclusive perpetual easement for the transmission, distribution or both of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations on, over, under and across a parcel of land being the following widths on each side of the following described centerline located in the south one-half and the northeast one-quarter of Section 21, and in the west one-half of the west one-half and the west one-half of the east one-half of the west one-half of Section 22, all in Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the southeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the northeast corner of said Section 12 bears North 00 Degrees 27 Minutes 10 Seconds East 5,290.40 feet, thence South 64 Degrees 04 Minutes 54 Seconds West a distance of 20,965.20 feet to the true point of beginning;

Thence being 100.00 feet in width, 50.00 feet on the northwesterly side and 50.00 feet on the southeasterly side of the following described centerline:

1)             North 32 Degrees 27 Minutes 46 Seconds East along said centerline a distance of 159.65 feet;

2)             North 53 Degrees 04 Minutes 53 Seconds East along said centerline a distance of 6,118.26 feet to the point of termination, whence the said southeast corner of said Section 12 bears North 68 Degrees 54 Minutes 22 Seconds East 14,876.10 feet.

Sidelines are shortened or lengthened to terminate at the East Line of the said west one-half of the east one-half of the west one-half of Section 22 and at the northeasterly line of the easement which is recorded in Book 373 at Page 558 of the Routt County Clerk and Recorder’s Office.

PARCEL H: (TWENTYMILE 2C)

A non-exclusive perpetual easement for the transmission, distribution, or both, of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations on, over, under and across a parcel of land located in the southeast one-quarter of the southwest one-quarter of Section 21, Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at a point on the southeasterly line of Parcel A, Foidel Creek Switching Station Minor Subdivision Exemption Plat recorded at Reception No. 605443 of the Routt County Clerk and Recorder’s office from which the point of termination of the easement described in said TWENTYMILE 2A bears North 44 Degrees 24 Minutes 10 Seconds West 520.51 feet, and from which the point of beginning of the easement described in said TWENTYMILE 2B bears North 09 Degrees 45 Minutes 38 Seconds West 746.97 feet;

Thence North 40 Degrees 30 Minutes 19 Seconds East a distance of 48.67 feet to the southwesterly line of the easement which is recorded in Book 373 at Page 558 of the Routt County Clerk and Recorder’s records;

Thence along the said southwesterly line of Book 373 at Page 558 South 47 Degrees 00 Minutes 25 Seconds East a distance of 224.76 feet;

Thence North 72 Degrees 00 Minutes 02 Seconds West a distance of 243.06 feet to the southeasterly line of Parcel A, Foidel Creek Switching Station Minor Subdivision Exemption Plat recorded at Reception No. 605443 of the Routt County Clerk and Recorder’s office;

Thence along the said southeasterly line of Lot 1, North 40 Degrees 30 Minutes 19 Seconds East a distance of 54.12 feet to the point of beginning.

PARCEL I: (TWENTYMILE 3)

A non-exclusive perpetual easement for the transmission, distribution or both, of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations, on, over, under and across a parcel of land being 100.00 feet in width, 50.00 feet on the northwesterly side and 50.00 feet on the southeasterly side of the following described centerline in the southeast one-quarter of the southwest one-quarter of Section 15, Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the southeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the northeast corner of said Section 12 bears North 00 Degrees 27 Minutes 10 Seconds East 5,290.40 feet; Thence South 69 Degrees 12 Minutes 54 Seconds West a distance of 14,598.54 feet to the true point of beginning, thence;

1)             North 53 Degrees 04 Minutes 53 Seconds East along said centerline a distance of 463.87 feet; thence

2)             North 50 Degrees 03 Minutes 30 Seconds East along said centerline a distance of 83.60 feet to the point of termination, whence the said southeast corner of said Section 12 bears North 69 Degrees 51 Minutes 07 Seconds East 14,074.55 feet.

Sidelines are shortened or lengthened to terminate at the East and South Lines of the said southeast one-quarter of the southwest one-quarter of Section15.

PARCEL J: (TWENTYMILE 4)

A non-exclusive perpetual easement for the transmission, distribution or both, of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations, on, over, under and across a parcel of land being the following widths on each side of the following described centerline located in the northwest one-quarter of the southwest one-quarter of Section 14, Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the southeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the northeast corner of said Section 12 bears North 00 Degrees 27 Minutes 10 Seconds East 5,290.40 feet;

Thence South 76 Degrees 04 Minutes 57 Seconds West, a distance of 10,862.88 feet to the true point of beginning;

Thence being 100.00 feet in width, 50.00 feet on the northwesterly side and 50.00 feet on the southeasterly side of the following described centerline:

1)             North 50 Degrees 03 Minutes 30 Seconds East along said centerline a distance of 50.05 feet to the point of termination, whence the said southeast corner of said Section 12 Bears North 76 Degrees 04 Minutes 57 Seconds East 10,817.92 feet.

Sidelines are shortened or lengthened to terminate at the North and West Lines of the said northwest one-quarter of the southwest one-quarter of Section 14.

PARCEL K: (TWENTYMILE 5)

A non-exclusive perpetual easement for the transmission, distribution or both, of electricity and for the transmission of communication signals directly associated with such electricity transmission and/or distribution or with Grantee’s internal operations, on, over, under and across a parcel of land being the following widths on each side of the following described centerline located in the south one-half and the south one-half of the northeast one-quarter of Section 1, in the southeast one-quarter of Section 11, in the west one-half of Section 12, in the northwest one-quarter of the northeast one-quarter of Section 14, all in Township 5 North, Range 86 West of the 6th Principal Meridian, Tract 47, Tract 50, Tract 51, Lot 10 and Lot 11, Section 6, Township 5 North, Range 85 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the southeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the northeast corner of said Section 12 bears North 00 Degrees 27 Minutes 10 Seconds East, 5,290.40 feet; thence South 87 Degrees 11 Minutes 50 Seconds West, a distance of 7,894.16 feet to the true point of beginning;

Thence being 100.00 feet in width, 50.00 feet on the northwesterly side and 50.00 feet on the southeasterly side of the following described centerline:

1)             North 50 Degrees 03 Minutes 30 Seconds East along said centerline a distance of 3,487.16 feet;

Thence being 125.00 feet in width, 50.00 feet on the northwesterly side and 75.00 feet on the southeasterly side of the following described centerline:

1)             North 50 Degrees 03 Minutes 30 Seconds East along said centerline a distance of 25.00 feet;

2)             North 03 Degrees 31 Minutes 03 Seconds East along said centerline a distance of 25.00 feet;

Thence being 100.00 feet in width, 50.00 feet on the northwesterly side and 50.00 feet on the southeasterly side of the following described centerline:

1)             North 03 Degrees 31 Minutes 03 Seconds East along said centerline a distance of 4,321.20 feet;

Thence being 85.00 feet in width, 25.00 feet on the northwesterly side and 60.00 feet on the southeasterly side of the following described centerline:

1)             North 71 Degrees 45 Minutes 16 Seconds East along a line parallel with and 25.00 feet southeasterly of the southeasterly line of the easement described in Deed recorded in Book 425 at Page 25 and in Book 425 at Page 20 of the Routt County Clerk and Recorder’s office, a distance of 5,705.00 feet;

Thence being 25.00 feet in width, 25.00 feet on the northwesterly side and100.00 feet on the southeasterly side of the following described centerline:

1)             North 71 Degrees 45 Minutes 16 Seconds East along a line parallel with and 25.00 feet southeasterly of the southeasterly line of the easement described in Deed recorded in Book 425 at Page 20 and in Book 399 at Page 332 of the Routt County Clerk and Recorder’s Office, a distance of 2,145.00 feet;

Thence being 85.00 feet in width, 25.00 feet on the northwesterly side and 60.00 feet on the southeasterly side of the following described centerline:

1)             North 71 Degrees 45 Minutes 16 Seconds East along a line parallel with and 25.00 feet southeasterly of the southeasterly line of the easement described in Deed recorded in Book 399 at Page 332 of the Routt County Clerk and Recorder’s office, a distance of 1,599.80 feet to the point of termination, whence the said southeast corner of said Section 12 bears South 23 Degrees 50 Minutes 11 Seconds West 10,020.18 feet.

Sidelines are shortened or lengthened to terminate at angle points and at the West Line of said northwest one-quarter of the northeast one-quarter of said Section 14, Township 5 North, Range 86 West of the 6th Principal Meridian and the East Line of Original Government Lot 2 per U.S. Original General Land Office Plat signed February 24,1882.

PARCEL L: (TWENTYMILE S14A)

A 20 foot wide access easement (10 feet on each side of the following described centerline) located in the southwest one-quarter of the northeast one-quarter of Section 14, Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the southeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the northeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian bears North 00 Degrees 27 Minutes 10 Seconds East 5,290.40 feet, thence South 69 Degrees 58 Minutes 55 Seconds West, a distance of 7,032.27 feet to the true point of beginning;

Thence along the said centerline South 73 Degrees 18 Minutes 39 Seconds West, 68.29 feet;

Thence continuing along the said centerline South 62 Degrees 05 Minutes 24 Seconds West, 51.61 feet;

Thence continuing along the said centerline South 57 Degrees 06 Minutes 33 Seconds West, 50.79 feet;

Thence continuing along the said centerline South 52 Degrees 25 Minutes 26 Seconds West, 45.79 feet;

Thence continuing along the said centerline South 51 Degrees 00 Minutes 51 Seconds West 64.61 feet; from which the northeast corner of said Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, bears North 41 Degrees 19 Minutes 01 Seconds East 10,434.99 feet.

PARCEL M: (TWENTYMILE S14B)

A 20 foot wide access easement (10 feet on each side of the following described centerline) located in the southwest one-quarter of Section 14, Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the southeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the northeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian bears North 00 Degrees 27 Minutes 10 Seconds East 5,290.40 feet, thence South 71 Degrees 58 Minutes 46 Seconds West a distance of 8,330.88 feet to the true point of beginning;

Thence along the said centerline North 74 Degrees 55 Minutes 31 Seconds West, 75.15 feet; from which the northeast corner of Section 12, Township 5 North, Range 86 West of the 6th Principal Meridian, bears North 45 Degrees 40 Minutes 50 Seconds East 11,232.83 feet.

PARCEL N: (TWENTYMILE S6)

A 20 foot wide access easement (10 feet on each side of the following described centerline) located in Tract 47, Lot 11, of Section 6, Township 5 North, Range 85 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Beginning at a point on the West Line of Government Lot 1 (AKA West Line of the northeast one-quarter of the northeast one-quarter of said Section 6), from which a G.L.O. brass cap angle point number 5 of said Tract 47 bears South 01 Degrees 37 Minutes 25 Seconds East 11.32 feet, thence along the said centerline South 86 Degrees 12 Minutes 18 Seconds West, 19.27 feet to Point C;

Thence continuing along the said centerline South 76 Degrees 42 Minutes 48 Seconds West, 57.93 feet;

Thence continuing along the said centerline North 80 Degrees 54 Minutes 53 Seconds West, 99.11 feet;

Thence continuing along the said centerline North 73 Degrees 40 Minutes 47 Seconds West, 87.56 feet;

Thence continuing along the said centerline North 58 Degrees 10 Minutes 12 Seconds West, 82.12 feet;

Thence continuing along the said centerline North 27 Degrees 48 Minutes 31 Seconds West, 43.40 feet to the termination of this part of the access road from which the said angle point number 5 of Tract 47 bears South 71 Degrees 07 Minutes 44 Seconds East 366.93 feet

Together with:

Beginning at said Point C, thence continuing along the said centerline North 03 Degrees 57 Minutes 55 Seconds East, 35.55 feet;

Thence continuing along the said centerline North 03 Degrees 03 Minutes 27 Seconds East, 76.62 feet;

Thence continuing along the said centerline North 01 Degrees 10 Minutes 41 Seconds East, 97.83 feet;

Thence continuing along the said centerline North 01 Degrees 44 Minutes 08 Seconds East, 96.08 feet;

Thence continuing along the said centerline North 43 Degrees 40 Minutes 09 Seconds West, 113.37 feet;

Thence continuing along the said centerline North 35 Degrees 55 Minutes 16 Seconds West, 106.91 feet;

Thence continuing along the said centerline North 49 Degrees 11 Minutes 49 Seconds West, 47.49 feet;

Thence continuing along the said centerline South 78 Degrees 45 Minutes 25 Seconds West, 123.78 feet;

Thence continuing along the said centerline South 89 Degrees 38 Minutes 41 Seconds West, 122.93 feet;

Thence continuing along the said centerline South 66 Degrees 24 Minutes 56 Seconds West, 79.48 feet;

Thence continuing along the said centerline South 45 Degrees 15 Minutes 10 Seconds West, 98.34 feet;

Thence continuing along the said centerline South 66 Degrees 08 Minutes 03 Seconds West, 106.37 feet;

Thence continuing along the said centerline South 74 Degrees 38 Minutes 33 Seconds West, 117.06 feet;

Thence continuing along the said centerline South 67 Degrees 37 Minutes 34 Seconds West, 114.49 feet;

Thence continuing along the said centerline South 36 Degrees 43 Minutes 37 Seconds West, 65.45 feet;

Thence continuing along the said centerline South 27 Degrees 13 Minutes 23 Seconds West, 87.85 feet;

Thence continuing along the said centerline South 69 Degrees 13 Minutes 33 Seconds West, 130.69 feet;

Thence continuing along the said centerline South 67 Degrees 19 Minutes 23 Seconds West, 106.30 feet;

Thence continuing along the said centerline South 77 Degrees 11 Minutes 14 Seconds West, 94.62 feet;

Thence continuing along the said centerline South 72 Degrees 10 Minutes 16 Seconds West, 87.98 feet;

Thence continuing along the said centerline South 35 Degrees 05 Minutes 43 Seconds West, 105.21 feet;

Thence continuing along the said centerline South 54 Degrees 16 Minutes 00 Seconds West, 101.03 feet;

Thence continuing along the said centerline South 44 Degrees 49 Minutes 53 Seconds West, 88.76 feet to the termination of this part of the access road from which the said angle point number 5 of Tract 47 bears North 82 Degrees 39 Minutes 44 Seconds East, 1,581.08 feet

PARCEL O: (TWENTYMILE PORTAL)

A 20 foot wide access easement (10 feet on each side of the following described centerline) located in Section 21 and in the northwest one-quarter of Section 28, all of Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the northwest corner of Section 18, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the southeast corner of Section 13, Township 5 North, Range 87 West of the 6th Principal Meridian bears South 00 Degrees 00 Minutes 57 Seconds West 4,935.76 feet, thence South 49 Degrees 11 Minutes 23 Seconds East a distance of 16,826.32 feet to the true point of beginning;

Thence along the said centerline North 43 Degrees 19 Minutes 22 Seconds West, 103.67 feet;

Thence continuing along the said centerline North 37 Degrees 33 Minutes 27 Seconds West, 34.02 feet;

Thence continuing along the said centerline North 06 Degrees 38 Minutes 27 Seconds West, 70.98 feet;

Thence continuing along the said centerline North 11 Degrees 13 Minutes 38 Seconds East, 183.89 feet;

Thence continuing along the said centerline North 15 Degrees 18 Minutes 35 Seconds East, 70.87 feet;

Thence continuing along the said centerline North 28 Degrees 18 Minutes 38 Seconds East, 82.79 feet;

Thence continuing along the said centerline North 36 Degrees 36 Minutes 34 Seconds East, 256.74 feet;

Thence continuing along the said centerline North 40 Degrees 19 Minutes 07 Seconds East, 184.38 feet;

Thence continuing along the said centerline North 42 Degrees 35 Minutes 46 Seconds East, 716.87 feet;

Thence continuing along the said centerline North 40 Degrees 52 Minutes 42 Seconds East, 129.67 feet;

Thence continuing along the said centerline North 30 Degrees 21 Minutes 41 Seconds East, 119.20 feet;

Thence continuing along the said centerline North 00 Degrees 33 Minutes 39 Seconds East, 81.20 feet;

Thence continuing along the said centerline North 32 Degrees 02 Minutes 15 Seconds West, 90.59 feet;

Thence continuing along the said centerline North 50 Degrees 06 Minutes 31 Seconds West, 129.78 feet;

Thence continuing along the said centerline North 44 Degrees 36 Minutes 14 Seconds West, 94.54 feet;

Thence continuing along the said centerline North 20 Degrees 38 Minutes 57 Seconds West, 116.35 feet;

Thence continuing along the said centerline North 08 Degrees 07 Minutes 19 Seconds West, 286.25 feet;

Thence continuing along the said centerline North 00 Degrees 29 Minutes 16 Seconds West, 88.95 feet;

Thence continuing along the said centerline North 38 Degrees 11 Minutes 58 Seconds East, 74.35 feet;

Thence continuing along the said centerline North 65 Degrees 38 Minutes 00 Seconds East, 215.11 feet;

Thence continuing along the said centerline North 66 Degrees 28 Minutes 28 Seconds East, 97.47 feet; thence continuing along the said centerline North 52 Degrees 11 Minutes 57 Seconds East, 113.48 feet;

Thence continuing along the said centerline North 21 Degrees 07 Minutes 41 Seconds East, 116.83 feet;

Thence continuing along the said centerline North 09 Degrees 29 Minutes 56 Seconds West, 116.64 feet;

Thence continuing along the said centerline North 26 Degrees 07 Minutes 25 Seconds West, 68.77 feet;

Thence continuing along the said centerline North 48 Degrees 21 Minutes 24 Seconds West, 65.53 feet;

Thence continuing along the said centerline North 52 Degrees 16 Minutes 38 Seconds West, 115.26 feet;

Thence continuing along the said centerline North 47 Degrees 02 Minutes 15 Seconds West, 208.28 feet;

Thence continuing along the said centerline North 41 Degrees 41 Minutes 50 Seconds West, 100.94 feet;

Thence continuing along the said centerline North 34 Degrees 35 Minutes 19 Seconds West, 81.52 feet;

Thence continuing along the said centerline North 24 Degrees 43 Minutes 53 Seconds West, 53.80 feet;

Thence continuing along the said centerline North 00 Degrees 51 Minutes 39 Seconds West, 53.54 feet;

Thence continuing along the said centerline North 24 Degrees 59 Minutes 52 Seconds East, 47.55 feet;

Thence continuing along the said centerline North 35 Degrees 42 Minutes 32 Seconds East, 101.98 feet;

Thence continuing along the said centerline North 10 Degrees 58 Minutes 40 Seconds East, 79.66 feet;

Thence continuing along the said centerline North 41 Degrees 23 Minutes 11 Seconds West, 58.12 feet;

Thence continuing along the said centerline North 66 Degrees 08 Minutes 29 Seconds West, 119.28 feet;

Thence continuing along the said centerline North 64 Degrees 41 Minutes 10 Seconds West, 67.37 feet;

Thence continuing along the said centerline North 55 Degrees 32 Minutes 00 Seconds West, 89.62 feet;

Thence continuing along the said centerline North 58 Degrees 34 Minutes 20 Seconds West, 83.43 feet;

Thence continuing along the said centerline North 76 Degrees 55 Minutes 21 Seconds West, 94.35 feet;

Thence continuing along the said centerline North 89 Degrees 59 Minutes 29 Seconds West, 113.09 feet;

Thence continuing along the said centerline South 77 Degrees 19 Minutes 04 Seconds West, 107.77 feet;

Thence continuing along the said centerline South 72 Degrees 04 Minutes 15 Seconds West, 205.85 feet;

Thence continuing along the said centerline South 68 Degrees 29 Minutes 28 Seconds West, 207.27 feet;

Thence continuing along the said centerline South 61 Degrees 47 Minutes 09 Seconds West, 156.18 feet;

Thence continuing along the said centerline South 56 Degrees 32 Minutes 32 Seconds West, 184.18 feet;

Thence continuing along the said centerline South 54 Degrees 51 Minutes 04 Seconds West, 177.53 feet;

Thence continuing along the said centerline South 66 Degrees 09 Minutes 51 Seconds West, 26.10 feet;

Thence continuing along the said centerline North 82 Degrees 28 Minutes 14 Seconds West, 52.82 feet;

Thence continuing along the said centerline North 66 Degrees 42 Minutes 45 Seconds West, 183.63 feet;

Thence continuing along the said centerline North 67 Degrees 22 Minutes 54 Seconds West, 213.12 feet;

Thence continuing along the said centerline North 64 Degrees 47 Minutes 27 Seconds West, 90.05 feet;

Thence continuing along the said centerline North 47 Degrees 36 Minutes 41 Seconds West, 71.42 feet;

Thence continuing along the said centerline North 08 Degrees 26 Minutes 15 Seconds West, 94.84 feet;

Thence continuing along the said centerline North 28 Degrees 13 Minutes 04 Seconds East, 128.81 feet;

Thence continuing along the said centerline North 15 Degrees 44 Minutes 19 Seconds East, 69.22 feet;

Thence continuing along the said centerline North 32 Degrees 42 Minutes 05 Seconds West, 62.32 feet;

Thence continuing along the said centerline North 61 Degrees 35 Minutes 44 Seconds West, 210.32 feet;

Thence continuing along the said centerline North 62 Degrees 59 Minutes 24 Seconds West, 217.27 feet;

Thence continuing along the said centerline North 63 Degrees 38 Minutes 21 Seconds West, 62.28 feet;

Thence continuing along the said centerline North 58 Degrees 32 Minutes 26 Seconds West, 97.17 feet;

Thence continuing along the said centerline North 45 Degrees 13 Minutes 34 Seconds West, 90.95 feet;

Thence continuing along the said centerline North 38 Degrees 44 Minutes 13 Seconds West, 238.73 feet;

Thence continuing along the said centerline North 36 Degrees 54 Minutes 44 Seconds West, 201.79 feet;

Thence continuing along the said centerline North 33 Degrees 47 Minutes 01 Seconds West, 143.00 feet;

Thence continuing along the said centerline North 20 Degrees 24 Minutes 41 Seconds West, 136.44 feet;

Thence continuing along the said centerline North 03 Degrees 47 Minutes 45 Seconds West, 89.72 feet;

Thence continuing along the said centerline North 01 Degrees 30 Minutes 02 Seconds East, 126.05 feet;

Thence continuing along the said centerline North 88 Degrees 23 Minutes 10 Seconds West, 27.55 feet, from which the southeast corner of Section 13, Township 5 North, Range 87 West of the 6th Principal Meridian bears North 84 Degrees 48 Minutes 02 Seconds West 10,417.49 feet.

PARCEL P: (TWENTYMILE NORTH PORTAL)

A 20 foot wide access easement (10 feet on each side of the following described centerline) located in the northwest one-quarter of the northwest one-quarter of Section 21, the southwest one-quarter of the southwest one-quarter of Section 16, and the south one-half of the southeast one-quarter and the southeast one-quarter of the southwest one-quarter of Section 17, all in Township 5 North, Range 86 West of the 6th Principal Meridian, County of Routt, State of Colorado, and more particularly described as follows:

Commencing at the northwest corner of Section 18, Township 5 North, Range 86 West of the 6th Principal Meridian, whence the southeast corner of Section 13, Township 5 North, Range 87 West of the 6th Principal Meridian bears South 00 Degrees 00 Minutes 57 Seconds West 4,935.76 feet, thence South 60 Degrees 30 Minutes 58 Seconds East a distance of 11,948.15 feet to the true point of beginning;

Thence along the said centerline North 01 Degrees 30 Minutes 02 Seconds East, 122.14 feet;

Thence continuing along the said centerline North 01 Degrees 31 Minutes 39 Seconds East, 197.47 feet;

Thence continuing along the said centerline North 01 Degrees 47 Minutes 45 Seconds East, 166.05 feet;

Thence continuing along the said centerline North 02 Degrees 07 Minutes 48 Seconds West, 156.45 feet;

Thence continuing along the said centerline North 12 Degrees 35 Minutes 32 Seconds West, 99.80 feet;

Thence continuing along the said centerline North 22 Degrees 29 Minutes 51 Seconds West, 152.87 feet;

Thence continuing along the said centerline North 30 Degrees 25 Minutes 00 Seconds West, 121.08 feet;

Thence continuing along the said centerline North 44 Degrees 23 Minutes 44 Seconds West 156.62 feet;

Thence continuing along the said centerline North 55 Degrees 09 Minutes 18 Seconds West, 138.61 feet;

Thence continuing along the said centerline North 70 Degrees 16 Minutes 29 Seconds West, 77.96 feet;

Thence continuing along the said centerline North 80 Degrees 06 Minute 01 Seconds West, 131.43 feet;

Thence continuing along the said centerline North 79 Degrees 24 Minutes 51 Seconds West, 358.26 feet;

Thence continuing along the said centerline North 81 Degrees 05 Minutes 11 Seconds West, 184.65 feet;

Thence continuing along the said centerline South 63 Degrees 53 Minutes 45 Seconds West, 22.83 feet;

Thence continuing along the said centerline South 59 Degrees 46 Minutes 30 Seconds West, 96.95 feet;

Thence continuing along the said centerline South 46 Degrees 16 Minutes 59 Seconds West, 126.33 feet;

Thence continuing along the said centerline South 50 Degrees 14 Minutes 50 Seconds West, 33.33 feet;

Thence continuing along the said centerline North 59 Degrees 08 Minute 19 Seconds West, 31.60 feet;

Thence continuing along the said centerline North 29 Degrees 07 Minutes 26 Seconds West, 126.76 feet

Thence continuing along the said centerline North 30 Degrees 20 Minutes 00 Seconds West, 117.53 feet;

Thence continuing along the said centerline North 29 Degrees 21 Minutes 32 Seconds West, 198.57 feet;

Thence continuing along the said centerline North 30 Degrees 05 Minutes 49 Seconds West, 124.26 feet;

Thence continuing along the said centerline North 38 Degrees 44 Minute 09 Seconds West, 23.38 feet;

Thence continuing along the said centerline North 54 Degrees 59 Minutes 48 Seconds West, 24.21 feet;

Thence continuing along the said centerline North 88 Degrees 04 Minutes 08 Seconds West, 164.71 feet;

Thence continuing along the said centerline South 89 Degrees 47 Minutes 11 Seconds West, 155.85 feet;

Thence continuing along the said centerline South 89 Degrees 29 Minutes 28 Seconds West, 285.54 feet;

Thence continuing along the said centerline South 89 Degrees 36 Minutes 01 Seconds West, 228.57 feet;

Thence continuing along the said centerline South 89 Degrees 46 Minutes 37 Seconds West, 241.88 feet;

Thence continuing along the said centerline North 89 Degrees 58 Minutes 33 Seconds West, 154.45 feet;

Thence continuing along the said centerline South 89 Degrees 24 Minutes 14 Seconds West, 138.11 feet;

Thence continuing along the said centerline South 89 Degrees 22 Minutes 03 Seconds West, 97.29 feet;

Thence continuing along the said centerline South 83 Degrees 06 Minutes 07 Seconds West, 50.83 feet;

Thence continuing along the said centerline South 66 Degrees 40 Minutes 42 Seconds West, 73.32 feet;

Thence continuing along the said centerline South 63 Degrees 06 Minutes 59 Seconds West, 98.66 feet;

Thence continuing along the said centerline South 42 Degrees 59 Minutes 35 Seconds West, 115.78 feet to the northeasterly line of an easement which is recorded in Book 373 at Page 550 of the Routt County Clerk and Recorder’s office, from which the southeast corner of Section 13, Township 5 North, Range 87 West of the 6th Principal Meridian bears South 85 Degrees 15 Minutes 01 Seconds West 7,017.25 feet.

Basis of bearings for Parcels E through P – Bearings are grid bearings, Colorado Coordinate System, NAD 83(1992), North Zone and are based upon the direction from NGS stainless steel rod “JONES” located at the Bob Adams Field Airport to USC&GS bench mark “F-28” located approximately 0.75 miles west of Milner as being South 74 Degrees 52 Minutes 45 Seconds West, said legal descriptions being prepared by James B. Ackerman, R.L.S. 16394.

Part Seventh – Electric Transmission and Distribution Lines

Arapahoe County

Daniels Park – Ft. Lupton Line /The Southlands Tract

A parcel of land in the Southeast one-quarter of Section 19, Township 5 South, Range 65 West of the Sixth Principal Meridian, City of Aurora, County of Arapahoe, State of Colorado, described as follows:

Commencing at the East quarter corner of said Section 19 and considering the North Line of said Southeast one-quarter of Section 19 to bear South 89 Degrees 21 Minutes 35 Seconds West with all bearings herein relative thereto; thence South 89 Degrees 21 Minutes 35 Seconds West along said North Line, a distance of 1,235.85 feet to the point of beginning, also being a point on the South Line of a Public Service Company parcel recorded in Book 1236 at page 393 of the Arapahoe County records; thence South 00 Degrees 43 Minutes 48 Seconds East, a distance of

587.35 feet; thence South 32 Degrees 24 Minutes 37 Seconds West, a distance of 1,441.22 feet to a point on the northerly line of the proposed Smoky Hill Road Right-of-Way; thence North 58 Degrees 37 Minutes 52 Seconds West along said northerly line a distance of 411.11 feet; thence North 60 Degrees 26 Minutes 06 Seconds East, a distance of 121.40 feet; thence North 32 Degrees 24 Minutes 37 Seconds East, a distance of 991.31 feet to a point of curvature; thence along the arc of a 823.00 foot radius curve to the left through a central angle of 33 Degrees 08 Minutes 25 Seconds, a distance of 476.03 feet and having a chord which bears North 15 Degrees 50 Minutes 24 Seconds East, a distance of 469.42 feet; thence North 00 Degrees 43 Minutes 48 Seconds West, a distance of 237.69 feet to a point on the South Line of said Public Service Company parcel and said North Line of the Southeast one-quarter of Section 19; thence North 89 Degrees 21 Minutes 35 Seconds East along said North and South Lines, a distance of 125.00 feet; thence South 00 Degrees 43 Minutes 48 Seconds East, a distance of 237.50 feet to a point of curvature; thence along the arc of a 948.00 foot radius curve to the right through a central angle of 33 Degrees 08 Minutes 25 Seconds, a distance of 548.33 feet and having a chord which bears South 15 Degrees 50 Minutes 24 Seconds West, a distance of 540.72 feet; thence South 32 Degrees 24 Minutes 37 Seconds West, a distance of 1,057.37 feet; thence North 69 Degrees 48 Minutes 30 Seconds East, a distance of 171.24 feet; thence North 32 Degrees 24 Minutes 37 Seconds East, a distance of 921.33 feet to a point of curvature; thence along the arc of a 1,052.00 foot radius curve to the left through a central angle of 33 Degrees 08 Minutes 25 Seconds, a distance of 608.48 feet and having a chord which bears North 15 Degrees 50 Minutes 24 Seconds East, a distance of 600.04 feet; thence North 00 Degrees 43 Minutes 48 Seconds West, a distance of 237.33 feet to a point on the South Line of said Public Service Company parcel and said North Line of the Southeast one-quarter of Section 19; thence North 89 Degrees 21 Minutes 35 Seconds East along said North and South Lines, a distance of 125.00 feet to the point of beginning.

Containing 503,002 square feet or 11.5473 acres, more or less.